Exhibit 99.1

Faraday Future Announces Chief Accounting Officer and Interim Chief Financial Officer, and Funding Progress

- Yun Han named Chief Accounting Officer and Interim Chief Financial Officer -

- Initial Funding Expected This Week Under $60 Million Financing Agreement -

Gardena, CA--(BUSINESS WIRE) --October 26, 2022-- Faraday Future Intelligent Electric Inc. (“Faraday Future” or the “Company”) (NASDAQ: FFIE), a California-based global shared intelligent electric mobility ecosystem company, today announced the appointment of Yun Han as Chief Accounting Officer and Interim Chief Financial Officer, effective October 25, 2022. Ms. Han replaces Becky Roof, who served as interim Chief Financial Officer until October 12, 2022, and is assisting the Company to ensure an orderly transition.

Prior to joining Faraday Future, Ms. Han was Senior Vice President and Chief Accounting Officer at Romeo Power, Inc (NYSE:RMO). She was previously Vice President and Controller at Immunity Bio, Inc. (NASDAQ: IBRX), and held other senior accounting and finance positions at various companies. Earlier, she spent over 13 years with Price Waterhouse Coopers LLC’s technical accounting and audit practice. She is a Certified Public Accountant licensed in the State of California and a graduate of the University of Southern California.

“I am pleased to welcome Ms. Han as our Chief Accounting Officer and interim Chief Financial Officer. Yun’s background, training, and industry experience make her ideally suited to join the leadership team at Faraday Future. I look forward to working closely with her to further strengthen our finance and accounting team, and to raise the additional funds required to deliver on our promise to bring the FF 91 to market as quickly as possible.” said Dr. Carsten Breitfeld, Global CEO of Faraday Future.

The Company also announced that it has received all of the previously announced $55 million financing (other than $5 million of additional bridge notes) from an affiliate of ATW Partners LLC as expected and anticipates receiving the first $10 million under the previously announced $60 million financing agreement this week. Certain additional proceeds are subject to the achievement of additional milestones and other factors as detailed in the Company’s Form 8-K dated October 25, 2022. The Company filed a Form 8-K on October 26, 2022 which provides further information on the Company’s current financial position.

The Company continues to work diligently to raise the additional funds needed to fund its operations through the start of production, first deliveries, and beyond. “Faraday Future appreciates the effort of our largest shareholder FF Top Holdings LLC along with the exceptional work of my fellow board member Bob Ye, both of whom were instrumental in securing these new funds which bring us closer to delivering the FF 91,” said Dr. Breitfeld. “Our factory is nearing completion, our car is meeting or exceeding performance specifications, and when we bring the FF 91 Futurist to market, we will reset consumer expectations for what an intelligent TechLuxury car should be.” continued Dr. Breitfeld.

Users can preorder an FF 91 Futurist via the FF Intelligent App or through our website (English): https://www.ff.com/us/preorder/ or (Chinese): https://www.ff.com/cn/preorder/

Download the new FF Intelligent App (English): https://apps.apple.com/us/app/id1454187098 or https://play.google.com/store/apps/details?id=com.faradayfuture.online, (Chinese): http://appdownload.ff.com

ABOUT FARADAY FUTURE

Faraday Future is a class defining luxury electric vehicle company. The Company has pioneered numerous innovations relating to its products, technology, business model, and user ecosystem since inception in 2014. Faraday Future aims to perpetually improve the way people move by creating a forward-thinking mobility ecosystem that integrates clean energy, AI, the Internet and new usership models. Faraday Future’s first flagship product is the FF 91 Futurist.

FOLLOW FARADAY FUTURE:

https://www.ff.com/

http://appdownload.ff.com

https://twitter.com/FaradayFuture

https://www.facebook.com/faradayfuture/

https://www.instagram.com/faradayfuture/

www.linkedin.com/company/faradayfuture

NO OFFER OR SOLICITATION

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the Company’s ability to satisfy the conditions precedent and close on the various financings previously disclosed by the Company, the failure of any which could result in the Company seeking protection under the Bankruptcy Code; the satisfaction of the conditions to the advance approval by FF Top and Season Smart Limited of the warrants and notes issued to affiliates of ATW Partners LLC and Daguan International Limited; the ability of the Company to agree on definitive documents to effectuate the governance changes with FF Top; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended, and the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) and to continue to be listed on Nasdaq; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain employees, including a replacement auditor. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1/A filed on October 7, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors (English): ir@faradayfuture.com
Investors (Chinese): cn-ir@faradayfuture.com

John Schilling
Media: john.schilling@ff.com

Tim Gilman
Media: tim.gilman@ff.com